Property and Equipment (Tables)	12 Months Ended
Feb. 24, 2013
Property and Equipment

Property and equipment consist of the following:

	February 24, 2013	February 26, 2012
Machinery, computer equipment and software	$44,671	$45,409
Leasehold improvements	10,871	10,309
Service and spare parts	21,786	25,791

Total property and equipment	77,328	81,509
Accumulated depreciation and amortization	(66,885)	(71,019)

Property and equipment, net	$10,443	$10,490